Exhibit 99.1

CMS ENERGY ANNOUNCES THIRD QUARTER EARNINGS OF $0.59 PER SHARE, RAISES 2018 GUIDANCE AND INTRODUCES 2019 GUIDANCE

JACKSON, Mich., October 25, 2018 — CMS Energy announced today reported net income of $169 million, or $0.59 per share, for the third quarter of 2018. For the first nine months of the year, the company announced reported net income available to common stockholders of $549 million or $1.94 per share, and adjusted earnings per share of $1.93. The company raised its guidance for 2018 adjusted earnings per share to $2.31 - $2.34 per share (*See below for important information about non-GAAP measures). Additionally, CMS Energy introduced 2019 adjusted earnings per share guidance of $2.46 to $2.50, reflecting continued growth of 6 to 8 percent.

“With strong operational and financial performance year-to-date, we are confident in our ability to continue to produce consistent, industry-leading results,” said Patti Poppe, President and CEO of CMS Energy and Consumers Energy. “Our mindset remains focused on finishing this year strong with an eye toward the future. Looking ahead to 2019 and beyond, our long-term adjusted EPS growth remains at 6 to 8 percent with a bias toward the midpoint. Our EPS and dividend growth rates offer one of the best total shareholder returns in the industry.”

CMS Energy noted several accomplishments in the third quarter:

•                  Replacing a record level of vintage gas service lines statewide improving safety and reliability for the residents of Michigan

•                  Continuing work on our multi-year, $800-million upgrade to the Ludington Pumped Hydro Storage Facility which will increase the plant’s generating capacity by 50 MW a unit, for a total summer capacity of nearly 2,300 MW

•                  Donating $2 million to date in low-income heating assistance to keep families in Michigan safe and warm this winter season

“I’m proud of the team and the results we are delivering for our customers and investors,” said Poppe.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business and also owns and operates independent power generation businesses.

# # #

CMS Energy will hold a webcast to discuss its 2018 third quarter results and provide a business and financial outlook on October 25 at 8:30 AM (EDT). To participate in the Webcast, go to CMS Energy’s home page (www.cmsenergy.com) and select “Investor Meeting.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings per share. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in the attached summary financial statements. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company’s reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings.

This news release contains “forward-looking statements.” The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at www.cmsenergy.com. To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/788-2395 or Brian Wheeler, 517/788-2394

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

CMS ENERGY CORPORATION

Consolidated Statements of Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended		Nine Months Ended
	9/30/18	9/30/17	9/30/18	9/30/17
Operating revenue	$1,599	$1,527	$5,044	$4,805
Operating expenses	1,305	1,197	4,132	3,846
Operating Income	294	330	912	959
Other income	22	10	73	33
Interest charges	114	111	337	328
Income Before Income Taxes	202	229	648	664
Income tax expense	33	57	98	200
Net Income	169	172	550	464
Income attributable to noncontrolling interests	—	—	1	1
Net Income Available to Common Stockholders	$169	$172	$549	$463
Basic Earnings Per Average Common Share	$0.60	$0.61	$1.95	$1.65
Diluted Earnings Per Average Common Share	0.59	0.61	1.94	1.65

CMS ENERGY CORPORATION

Summarized Consolidated Balance Sheets

(Unaudited)

	In Millions
	As of
	9/30/18	12/31/17
Assets
Current assets
Cash and cash equivalents	$323	$182
Restricted cash and cash equivalents	42	17
Other current assets	2,009	2,276
Total current assets	2,374	2,475
Non-current assets
Plant, property, and equipment	17,790	16,761
Other non-current assets	3,749	3,814
Total Assets	$23,913	$23,050

Liabilities and Equity
Current liabilities (1)	$1,192	$1,511
Non-current liabilities (1)	6,741	6,574
Capitalization
Debt, capital leases, and financing obligation (excluding securitization debt) (2)
Debt, capital leases, and financing obligation (excluding non-recourse and securitization debt)	9,370	8,940
Non-recourse debt	1,534	1,245
Total debt, capital leases, and financing obligation (excluding securitization debt)	10,904	10,185
Noncontrolling interests	37	37
Common stockholders’ equity	4,749	4,441
Total capitalization (excluding securitization debt)	15,690	14,663
Securitization debt (2)	290	302
Total Liabilities and Equity	$23,913	$23,050

(1)  Excludes debt, capital leases, and financing obligation.

(2)  Includes current and non-current portions.

CMS ENERGY CORPORATION

Summarized Consolidated Statements of Cash Flows

(Unaudited)

	In Millions
	Nine Months Ended
	9/30/18	9/30/17

Beginning of Period Cash and Cash Equivalents, Including Restricted Amounts	$204	$257

Net cash provided by operating activities	1,565	1,199
Net cash used in investing activities	(1,815)	(1,354)
Cash flows from operating and investing activities	(250)	(155)
Net cash provided by financing activities	412	71

Total Cash Flows	$162	$(84)

End of Period Cash and Cash Equivalents, Including Restricted Amounts	$366	$173

CMS ENERGY CORPORATION

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended				Nine Months Ended
	9/30/18		9/30/17		9/30/18		9/30/17

Net Income Available to Common Stockholders	$169		$172		$549		$463
Reconciling items:
Discontinued operations (income) loss	(*	)	*		(*	)	*
Restructuring costs and other	*		1		1		3
Tax impact	(*	)	(*	)	(*	)	(1)
Gain on assets previously sold	—		—		(4)		—
Tax impact	—		—		1		—

Adjusted net income — non-GAAP	$169		$173		$547		$465

Average Common Shares Outstanding
Basic	282.5		280.8		282.1		279.8
Diluted	283.2		281.6		282.8		280.6

Basic Earnings Per Average Common Share
Reported net income per share	$0.60		$0.61		$1.95		$1.65
Reconciling items:
Discontinued operations (income) loss	(*	)	*		(*	)	*
Restructuring costs and other	*		0.01		*		0.01
Tax impact	(*	)	(*	)	(*	)	(*	)
Gain on assets previously sold	—		—		(0.01)		—
Tax impact	—		—		*		—

Adjusted net income per share — non-GAAP	$0.60		$0.62		$1.94		$1.66

Diluted Earnings Per Average Common Share
Reported net income per share	$0.59		$0.61		$1.94		$1.65
Reconciling items:
Discontinued operations (income) loss	(*	)	*		(*	)	*
Restructuring costs and other	*		0.01		*		0.01
Tax impact	(*	)	(*	)	(*	)	(*	)
Gain on assets previously sold	—		—		(0.01)		—
Tax impact	—		—		*		—

Adjusted net income per share — non-GAAP	$0.59		$0.62		$1.93		$1.66

*      Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors.  Internally, the Company uses adjusted earnings to measure and assess performance.  Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements.  Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.